SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): October 1, 2002
                                                   (October 1, 2002)


                            The Warnaco Group, Inc.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


            1-10857                                   95-4032739
   (Commission File Number)               (IRS Employer Identification No.)


                   90 Park Avenue
                    New York, NY                                  10016
      (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (212) 661-1300


                                Not Applicable
         (Former name or former address, if changed since last report)



Item 5.  Other Events

         On October 1, 2002, The Warnaco Group, Inc. (the "Company") issued a press release announcing that the Company and certain of its subsidiaries have filed their joint plan of reorganization and related disclosure statement with the U.S. Bankruptcy Court of the Southern District of New York. The press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

                Exhibit No.     Description

                99.1 Press Release, dated October 1, 2002, announcing the filing of the joint plan of reorganization and the disclosure statement of the Company and certain of its subsidiaries.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2002
                                        The Warnaco Group, Inc.


                                        By:  /s/ Stanley P. Silverstein
                                             ---------------------------------
                                        Name:  Stanley P. Silverstein
                                        Title: Vice President, General Counsel
                                               and Secretary